Exhibit T3A-66

I, Frank LaRose, Secretary of State of the State of Ohio, do hereby certify that the paper to which this is attached is a true and correct copy from the original record now in my official custody as Secretary of State. Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 17th day of January, A.D. 2020. Ohio Secretary of State 202001701744 Validation Number: UNITED STATES OF AMERICA, STATE OF OHIO, OFFICE OF SECRETARY OF STATE

DATE 11/0312017 1111111111111 IIIII II II IIIII DOCUMENT ID DESCRIPTION 201730602014 DOMESTIC FOR PROFIT LLC -ARTICLES OF ORG (LCP) Receipt This is not a bill. Please do not remit payment. CFD SERVICE COMPANY. INC. ATTN: LAVERNE B. STRONG 1300 EAST NINTH ST. 20 FL CLEVELAND. OH 44114 FILING 99.00 S T A T E OF 0 H I 0 CERTIFICATE Ohio Secretary of State, Jon Husted 4091787 EXPED 0.00 II II It is hereby certified that the Secretary of State of Ohio has custody of the business records for GREEN LEAF MEDICAL OF OHIO III, LLC and, that said business records show the filing and recording of: CERT COPY 0.00 0.00 Document( s) DOMESTIC FOR PROFIT LLC -ARTICLES OF ORG Effective Date: 11101/2017 Document No(s): 201730602014 United States of America State of Ohio Office of the Secretary of State Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 3rd day of November, A.D. 2017. ~~/.-(;;/ Ohio Secretary of State

11/01/2017 13:41 FAX 216 621 3415 CAY ITCH Form 533A Prescribed by: JoN HusTED Onto SncRF.Tr\RY OF STATE ! Mall tbla form to one of ttHl tollowlng: I Regu~t Flli<lg (<l¢1’1 ~~p&;;I~OI P.O. Bo>< e-10 C()Jum!,l\4, OH 4:}21\i. ~ 002/004 Toll Free: (&77) SOS-FILE (677•767-3453) Contra! OhiO: (614} 466-3910 i let<pPchl~ ~ilin;:; {TWG bu1.i-• !;lay~-~ time. w-OhioSocrtJiill’yi)f$11!tfi.GOV buS$efV@OI!ioSaerotaryo15tB/a.go\’ File online or for mora il’lforrr.atiOI”’: ~mw.ONRuSinouCemm!.IXlm =·=-···cc·=··cc··=···=·-·-=·-=·=·= ==========··=-=-.=. — =·= ·· =-·· .... .... .::::.:::::=::::.::::;~:·::;;.·.· -·-=- =·=·-..= ·= ··=·= == Rtqll”-’ “” a<kfiiiOf’\&1 $100.00) P.O. B<.~ 1390 !__ ______________________ , ____ ~_ .. _—Articles of Organization for a Domestic Limited Liability Company Filing Fee: $99 Form Must Be Typed CHECK ONLY ONE (1) BOX .-_..,. ~ (1) 18] Articles of Organization for Domestic For-Proftt Limited liability Company (115-LCA) ~ (2) 0 Articles of Organization for Domestic V> Nonprofit Limited Liability Company (115-LCA) Name of Limited Liability Company I Green Leaf Medical of Ohio Ill, LLC Name must include one of the following words or abbrevialions: “limited liability company,” “limited,” ~LLC.” “L.L.C .. “ “ltd., ‘‘or “11d” Effective Date (Optional) mm/dd/yyyy (The legal existence of the limited liability company begins upon the filing of the articles or on a later date specified that is not more than ninety days after filing) This limited liability company shall exist for (Optional) Period of Existence Purpose (Optional) .. Note for Nonprofit LLCs The Secretary of State does not grant tax exempt status. Filing with our office is not sufficient to obtain state or federal tax exemptions. Contact the Ohio Department of Taxation and the Internal Revenue Service to ensure that the nonprofit limited liability company secures the proper state and federal tax exemptions. These agencies may require that a purpose clause be provided. Form 533A Page 1 of 3 Last Revised: 9/2412015

11101/2017 13:42 FAX 216 621 3415 CAVITCH ORIGINAL APPOINTMENT OF AGENT The undersigned authorized member(s), manager(s) or representative(s) of jGreen Leaf Medical of Ohio Ill, LLC Name of limited Liability Company hereby appoint the following to be Statutory Agent upon whom any process, notice or demand required or permitted by statute to be served upon the limited liabllity company may be served. The name and address of the agent is jcFD Service Company, Inc.; Attn: HOM Name of Agent 11300 E. 9th St., 20th Fl. Mailing Address Jcleveland Ohio City State ZIP Code ACCEPTANCE OF APPOINTMENT I4J 003/004 The undersigned, jcFD Service Company, Inc_ I named herein as the statutory agent Statutory Agent Name for jGreen Leaf Medical of Ohio Ill, LLC J Name of Limited liability Company hereby acknowledges and accepts the appointment of agent fo said limited liability company ‘ I .~ Form 533A Page 2 of 3 Last Revised: 912412015

11/01/2017 13:42 FAX 216 621 3415 CAVITCH By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document. Required Articles and original appointment of agent must be signed by a member. manager or other representative. If authorized representative is an individual, then they must sign in the “signature” box and print their name in the “Print Name” box. If authorized representative is a business entity, not an individual, then please print the business name in the “signature” box, an authorized representative of the business entity must sign in the “By” box and print their name in the “Print Name” box. lcFD Service Company, !.’:.C.~——————-__j Signature !Harold 0. Maxfield, Jr., Vice President Print Name Signature By (if applicable) Print Name Signature By {if applicable) Print Name ~ 004/004 Form 533A Page 3 of 3 Last Revised: 912412015